EXHIBIT 99.3

PIERIS Pharmaceuticals, Inc. and PIERIS AG

Table of Contents

Unaudited pro forma combined financial information	2

PIERIS Pharmaceuticals, Inc. and PIERIS AG

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On December 17, 2014, Pieris AG and Pieris Pharmaceuticals, Inc. (formerly known as Marika Inc., a non-operating public shell company in the United States, renamed Pieris Pharmaceuticals, Inc.) entered into an Acquisition Agreement. Pursuant to the Acquisition Agreement, the stockholders of Pieris AG contributed all of their equity interests in Pieris AG to Pieris Pharmaceuticals, Inc. for shares of Pieris Pharmaceuticals, Inc.’s common stock, which resulted in Pieris AG becoming a wholly owned subsidiary of Pieris Pharmaceuticals, Inc. (the “Acquisition”). On December 5, 2014, Pieris Pharmaceuticals, Inc. completed a 2.272727-for-1 forward split of its common stock in the form of a dividend, with the result that 6,100,000 shares of common stock outstanding immediately prior to the stock split became 13,863,635 shares (after rounding for fractional shares) of common stock outstanding immediately thereafter.

Effective as of December 16, 2014, Marika Inc. amended and restated its Certificate of Incorporation to, among other things, change its name from Marika Inc. to “Pieris Pharmaceuticals, Inc.” and increase its authorized capital stock from 75,000,000 shares of common stock, par value $0.001 per share, to 300,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share.

Upon closing of the Acquisition, under the terms of the Split-Off Agreement dated December 17, 2014 among Pieris Pharamceuticals, Inc., Marika Enterprises Inc. and Aleksandrs Sviks (the “Split-Off Agreement”), and a general release agreement dated December 17, 2014 (the “General Release Agreement”), Pieris Pharmaceuticals, Inc. transferred all of its pre-Acquisition operating assets and liabilities to its wholly owned special-purpose subsidiary, Marika Enterprises Inc., a Nevada corporation, or the Split-Off Subsidiary, formed on December 15, 2014. Thereafter, pursuant to the Split-Off Agreement, Pieris Pharmaceuticals, Inc. transferred all of the outstanding shares of capital stock of the Split-Off Subsidiary to Aleksandrs Sviks, the pre-Acquisition majority stockholder of Pieris Pharmaceuticals, Inc. and the former sole officer and director of Pieris Pharmaceuticals, Inc., in consideration of and in exchange for (i) the surrender and cancellation of an aggregate of 11,363,635 shares of Pieris Pharmaceuticals, Inc.’s common stock held by Mr. Sviks (which were cancelled and will resume the status of authorized but unissued shares of Pieris Pharmaceuticals, Inc.’s common stock) and (ii) certain representations, covenants and indemnities. Under the terms of the General Release Agreement, the Split-Off Subsidiary and Mr. Sviks agreed to a general release of all claims and liabilities of Pieris Pharmaceuticals, Inc. and Pieris AG, as well as certain other customary covenants.

At the closing of the Acquisition, Pieris Pharmaceuticals, Inc. issued an aggregate of 20,000,000 shares of its common stock to the former stockholders of Pieris AG in exchange for all of the outstanding shares (common and preferred) of Pieris AG’s capital stock. Pieris AG has become a wholly owned subsidiary of Pieris Pharmaceuticals, Inc. and the former stockholders of Pieris AG collectively own approximately 89% of the outstanding shares of Pieris Pharmaceuticals, Inc.’s common stock.

Immediately following the closing of the Acquisition, Pieris Pharmaceuticals, Inc.’s outstanding shares of common stock (on a fully diluted basis) are owned as follows:

•	Former holders of Pieris AG’s capital stock hold an aggregate of 20,000,000 shares of Pieris Pharmaceuticals, Inc.’s common stock, or approximately 78% on a fully diluted basis;

•	Holders of Marika Inc.’s common stock prior to the closing of the Acquisition hold an aggregate of 2,500,000 shares of Pieris Pharmaceuticals, Inc.’s common stock, or approximately 10% on a fully diluted basis; and

•	3,200,000 shares of common stock are reserved for issuance under the 2014 Employee, Director and Consultant Equity Incentive Plan of Pieris Pharmaceuticals, Inc., or the Pieris Plan, representing approximately 12% on a fully diluted basis. As of the date hereof, options to purchase 1,430,000 shares of our common stock have been issued under the Pieris Plan to our executive officers and directors, and options to purchase 1,089,500 shares of our common stock have been issued under the Pieris Plan to other employees and consultants. As a result of such grants, 680,500 shares of our common stock are available for future issuance under the Pieris Plan.

The Acquisition is being accounted for as a reverse-merger and recapitalization. Pieris AG is the acquirer for financial reporting purposes, and Pieris Pharmaceuticals, Inc. is the acquired company. Consequently, the assets, liabilities and operations that will be reflected in the historical financial statements prior to the Acquisition will be those of Pieris AG and will be recorded at the historical cost basis of Pieris AG, and the consolidated financial statements after completion of the Acquisition will include the assets, liabilities and results of operations of Pieris AG up to the day prior to the closing of the Acquisition and the assets, liabilities and results of operations of the combined company from and after the closing date of the Acquisition. The unaudited pro forma combined financial information is based on individual historical financial statements of Pieris AG and Pieris Pharmaceuticals, Inc. prepared under US GAAP and is adjusted to give effect to the Acquisition Agreement.

The historical financial statements have been adjusted in the pro forma combined financial statements to give effects to events that are (1) directly attributable to the Acquisition, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the combined entities. The unaudited pro forma combined statements of operations eliminate any non-recurring charges directly related to the Acquisition that the combined entities incur upon completion of the Acquisition.

The unaudited pro forma combined balance sheet combines Pieris AG’s historical balance sheet as of September 30, 2014 with Pieris Pharmaceuticals, Inc.’s historical balance sheet as of September 30, 2014, giving effect to events that are directly attributable to the Acquisition, as if the Acquisition were consummated as of September 30, 2014.

The unaudited pro forma combined statements operations combine Pieris AG’s historical statements of operations for the year ended December 31, 2013 and the nine months ended September 30, 2014 with Pieris Pharmaceuticals, Inc.’s historical statements of operations for the year ended December 31, 2013 as well as of the nine months ended September 30, 2014, giving effect to the events that are directly attributable to the Acquisition, as if the Acquisition were consummated at the beginning of fiscal year 2013, and that are expected to have a continuing impact on the combined company.

The unaudited pro forma combined financial information does not purport to represent what the combined company’s results of operations or financial position would actually have been had the Acquisition occurred on the dates described above or to project the combined company’s results of operations or financial position for any future date or period.

The unaudited pro forma combined financial information should be read together with (1) Pieris AG’s audited balance sheets as of December 31, 2013 and 2012 and the related statements of operations, statements of comprehensive income (loss), statements of changes in stockholders’ equity and statements of cash flows for the years ended December 31, 2013 and 2012 and the accompanying notes, and (2) Pieris AG’s unaudited balance sheet as of September 30, 2014 and the related statements of operations, statements of comprehensive loss and statements of cash flows for the nine months ended September 30, 2014 and 2013 and the accompanying notes.

	Pieris AG and Pieris Pharmaceuticals, Inc. Unaudited pro forma combined balance sheet As of September 30, 2014
	Pieris AG (unaudited)	Pieris Pharmaceuticals, Inc. (unaudited)	Pre-Acquisition Pro Forma Adjustments (unaudited)		Acquisition Pro Forma Adjustments (unaudited)		Combined Pro Forma (unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$936,183	$220	$6,271,783	A	$—		$6,507,966
					(700,000	) F
					(220	) D
Restricted cash	54,418	—	—		—		54,418
Trade accounts receivable	—	—	—		—		—
Other current assets	512,202	—	—		—		512,202
Prepaid expenses	67,391	—	—		—		67,391
Income tax receivables	15,274	—	—		—		15,274

Total current assets	1,585,468	220	6,271,783		(700,220)		7,157,251
Property and equipment, net	1,989,709	—	—		—		1,989,709
Deferred tax asset	57,887	—	—		—		57,887

Total Assets	$3,633,064	$220	$6,271,783		$(700,220)		$9,204,847

	Pieris AG and Pieris Pharmaceuticals, Inc. Unaudited pro forma combined balance sheet As of September 30, 2014
	Pieris AG (unaudited)	Pieris Pharmaceuticals, Inc. (unaudited)	Pre-Acquisition Pro Forma Adjustments (unaudited)		Acquisition Pro Forma Adjustments (unaudited)		Combined Pro Forma (unaudited)
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Trade accounts payable	$251,930	$650	$—		$(650	) D	$251,930
Accrued expenses	178,852	—	—		—		178,852
Other current liabilities	509,089	3,474	—		(3,474	) D	509,089
Convertible stockholder loans, including accrued interest, current portion	—	—	—		—		—
Bank loan, including accrued interest, current portion	631,400	—	—		—		631,400
Deferred revenues, current portion	52,218	—	—		—		52,218
Income taxes payable	—	—	—		—		—
Deferred tax liabilities, current portion	57,887	—	—		—		57,887

Total current liabilities	1,681,376	4,124	—		(4,124)		1,681,376
Accrued expenses, non-current	348,533	—	—		—		348,533
Convertible stockholder loans, including accrued	4,415,170	—	(4,415,170	) A	—		—
interest, net of current portion
Bank loan, including accrued interest,	694,540	—	—		—		694,540
Deferred revenue, net of current portion	—	—	—		—		—
Deferred tax liabilities, net of current portion	—	—	—		—		—
Preferred share subscription	1,262,800	—	(1,262,800	) A	—		—

Total liabilities	8,402,419	4,124	(5,677,970)		(4,124)		2,724,449

Stockholders’ Equity
Common stock—€1.00 par value per share, 59,993 shares authorized and 59,993 issued and outstanding at September 30, 2014	53,889	—	—		(53,889	) E	—
Preferred Stock—€1.00 ($1.27) par value per share, 919,708 shares authorized, issued and outstanding at September 30, 2014	1,214,914	—	—		(1,214,914	) E	—
Preferred Stock—€1.00 ($1.27) par value, 875,104 shares authorized, issued and outstanding (Series C preferred stock from conversion of convertible stockholder loan) at September 30, 2014	—	—	1,109,397	A	(1,109,397	) E	—
Preferred Stock—€1.00 ($1.27) par value, 754,365 shares authorized, issued and outstanding (Series C Tranche 1 cash shares) at September 30, 2014	—	—	955,515	A	(955,515	) E	—
Preferred Stock—€1.00 ($1.25) par value, 234,877 shares authorized, issued and outstanding (Series C Tranche 2 cash shares) at September 30, 2014	—	—	292,950	A	(292,950	) E	—
Common stock, par value $0.001 per share, 300,000,000 shares authorized; 22,500,000 shares issued and outstanding at September 30, 2014	—	6,100	7,764	C	20,000	E	22,500
					(11,364	) D

Additional paid-in capital	56,351,363	19,900	9,591,890	A	(9,948)	D	71,702,192
			(7,764)	C	3,606,666	E
			2,254,074	B	(121,801)	E
Receivables from issuance of shares	(121,801)	—	—		121,801	E	—
Accumulated other comprehensive loss	(626,944)	—	—		—		(626,944)
Accumulated deficit	(61,640,776)	(29,904)	(2,254,074)	B	(700,000)	F	(64,617,350)
					25,216	D

Total stockholders’ equity	(4,769,355)	(3,904)	11,949,753		(696,096)		6,480,398

Total Liabilities and Stockholders’ Equity	$3,633,064	$220	$6,271,783		$(700,220)		$9,204,847

	Pieris AG and Pieris Pharamceuticals, Inc. Unaudited pro forma combined statements of operations Year ended December 31, 2013
	Pieris AG	Pieris Pharmaceuticals, Inc. (unaudited)	Combined Pro Forma (unaudited)
Revenue	$12,427,292	$—	$12,427,292
Operating costs and expenses			—
Research and development	(9,411,856)	(322)	(9,412,178)
General and administrative	(2,461,610)	(7,912)	(2,469,522)

	(11,873,466)	(8,234)	(11,881,700)

Income from Operations	553,826	(8,234)	545,592
Other income (expense)
Interest expense	(493,937)	—	(493,937)
Other income, net	6,307	—	6,307

	(487,630)	—	(487,630)
Income before Income Taxes	66,196	(8,234)	57,963
Income tax benefit	—	—	—

Net income	$66,196	$(8,234)	$57,963

Net income per share
Basic	$0.07	$(0.00)	$0.00
Diluted	$0.07	$(0.00)	$0.00
Weighted average number of shares outstanding
Basic	59,993	2,126,697	22,500,000
Diluted	59,993	2,126,697	22,500,000

	Pieris AG and Pieris Pharmaceuticals, Inc. Unaudited pro forma combined statements of operations Nine months ended September 30, 2014
	Pieris AG (unaudited)	Pieris Pharmaceuticals, Inc. (unaudited)	Acquisition Pro Forma Adjustments (unaudited)		Combined Pro Forma (unaudited)
Revenue	$2,089,831	$—	$—		$2,089,831
Operating costs and expenses					—
Research and development	(3,268,262)	(495)	—		(3,268,757)
General and administrative	(4,103,805)	(21,175)	1,150,047	G	(2,974,933)

	(7,372,067)	(21,670)	1,150,047		(6,243,690)

Loss from Operations	(5,282,236)	(21,670)	1,150,047		(4,153,859)
Other income (expense)
Interest expense	(404,288)	—	—		(404,288)
Other income, net	2,812	—	—		2,812

	(401,476)	—	—		(401,476)
Loss before income taxes	(5,683,711)	(21,670)	1,150,047		(4,555,334)
Income tax benefit	18	—	—		18

Net loss	$(5,683,693)	$(21,670)	$1,150,047		$(4,555,316)

Net loss per share
Basic	$(5.80)	$(0.00)			$(0.20)
Diluted	$(5.80)	$(0.00)			$(0.20)
Weighted average number of shares outstanding
Basic	59,993	5,373,358			22,500,000
Diluted	59,993	5,373,358			22,500,000

Pre-Acquisition Pro Forma Adjustments

A	During the fourth quarter of 2014 Pieris AG completed a financing round and issued 1,864,346 Series C preferred shares (the “2014 Series C Financing’’). The 2014 Series C Financing included issuing 989,242 shares for aggregate cash proceeds of $7,534,583, of which $1,262,800 was received prior to September 30, 2014 and is included as ‘’Preferred share subscription’’ on the balance sheet as of September 30, 2014. Additionally, principal and interest amounts outstanding related to the 2012 Bridge Loan and 2014 Bridge Loan ($4,415,170) were converted for 875,104 Series C preferred shares.
B	This adjustment reflects the beneficial conversion feature to convert the convertible stockholder loan. Since the conversion of the Bridge Loan was seen as beneficial, a beneficial conversion feature is recognized within retained earnings and additional paid in capital of $2,254,074.
C	Pieris Pharmaceuticals, Inc. completed a 2.27272727-for-1 forward split of 6,100,000 outstanding shares of common stock, $0.001 par value per share, in the form of a dividend, resulting in the issuance of 7,763,636 new shares of common stock. This entry shows the adjustment to the common shares at par value with a corresponding adjustment to additional paid in capital.

Acquisition Pro Forma Adjustments

D	Pieris Pharmaceuticals, Inc. transferred its pre-Acquisition assets and liabilities to its former majority stockholder, Aleksandrs Sviks, in exchange for the surrender by him and cancellation of 11,363,635 shares of Pieris Pharmaceuticals, Inc.’s common stock.
E	The adjustment reflects the consummation of the Acquisition via the surrender of the various classes of Pieris AG’s stock in exchange for the issuance of 20,000,000 shares of Pieris Pharmaceuticals Inc.’s common stock, par value of $ 0.001 per share, to Pieris AG’s stockholders. In connection with the consummation of the Acquisition, Pieris AG waived its right to collect the unpaid subscription price for shares recorded in stockholders’ equity as receivables from issuance of shares in the amount of $121,801.
F	The adjustment reflects Pieris AG’s estimated payment of additional professional fees and other costs of $700,000 directly attributable to the Acquisition, which is not yet included in the balance sheet as of September 30, 2014.
G	The adjustment reflects Pieris AG’s actual incurred payment of professional fees and other costs of $1,150,047 in the nine-month period ended September 30, 2014. The amount of costs directly attributable to the Acquisition which had already been recognized as expenses was reversed within the pro forma statements of operations.